Exhibit 32

SECTION 906 CERTIFICATION

Certification Pursuant to Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the quarterly report of MOD-PAC CORP. (the "Company") on Form 10-Q for the period ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Daniel G. Keane and David B. Lupp, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1)

The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2006	/s/ Daniel G. Keane
Daniel G. Keane Title: Chief Executive Officer (Principal Executive Officer

Dated: August 10, 2006	/s/ David B. Lupp
David B. Lupp Title: Chief Financial Officer (Principal Financial Officer)